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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 9, 2002

UNOVA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13279 (Commission File Number)	95-4647021 (IRS Employer Identification No.)
21900 Burbank Boulevard Woodland Hills, California (Address of principal executive offices)	91367-7456 (Zip code)

Registrant's telephone number, including area code: (818) 992-3000

        Total number of sequentially numbered pages in this filing, including exhibits hereto: 6

Item 9.    Regulation FD Disclosure

        On August 9, 2002, each of the Chief Executive Officer, Larry D. Brady, and Chief Financial Officer, Michael E. Keane, of UNOVA, Inc., submitted to the Securities and Exchange Commission (the "Commission") sworn statements certifying previously filed reports pursuant to Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits. The Commission has reviewed these statements and confirmed that they are in the form of Exhibit A of the Commission's order.

Item 7.    Financial Statements and Exhibits

          The following Exhibits are included herein:

Exhibit 99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNOVA, INC.
Date: August 15, 2002	By:	/s/ DANIEL S. BISHOP Daniel S. Bishop Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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Item 9. Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
EXHIBIT INDEX